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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of report (Date of earliest event reported): APRIL 22, 2003


                             TENNECO AUTOMOTIVE INC.
               (Exact Name of Registrant as Specified in Charter)




            DELAWARE                      1-12387                76-0515284
(State or Other Jurisdiction of    (Commission File Number)     (IRS Employer
         Incorporation)                                      Identification No.)





   500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS                      60045
      (Address of Principal Executive Offices)                     (Zip Code)





Registrant's telephone number, including area code:    (847) 482-5000

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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

            On April 22, 2003, Tenneco Automotive announced its results of operations for the first quarter of 2003. Attachment 1 to the press release announcing the company's first quarter 2003 results (which press release is included as Exhibit 99.1 to this Form 8-K report) presents the company's first quarter 2003 consolidated statement of income, balance sheet and statement of cash flows, and such attachment is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


       Exhibit    Description
       Number

         99.1 Press Release, dated April 22, 2003, announcing Tenneco Automotive's first quarter 2003 results of operations.


ITEM 9. REGULATION FD DISCLOSURE (FURNISHED FOR PURPOSES OF ITEM 12, "RESULTS OF OPERATIONS AND FINANCIAL CONDITION").

            In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished pursuant to Item 12, "Results of Operations and Financial Condition," is instead being furnished pursuant to Item 9, "Regulation FD Disclosure" pending SEC modification of the EDGAR filing system to accommodate Item 12 filings. This information, including the exhibit described below, shall not be deemed "filed" hereunder for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

          On April 22, 2003, Tenneco Automotive announced its results of operations for the first quarter of 2003. A copy of the press release announcing the company's first quarter 2003 results is included as Exhibit 99.1 to this Form 8-K report and is incorporated herein by reference.


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     TENNECO AUTOMOTIVE INC.


Date:    April 22, 2003                     By:      /s/ Mark A. McCollum
                                                     --------------------------
                                                        Mark A. McCollum
                                                     Senior Vice President and
                                                      Chief Financial Officer



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EXHIBIT INDEX


       Exhibit
       Number        Description


         99.1 Press Release, dated April 22, 2003, announcing Tenneco Automotive's first quarter 2003 results of operations.